Exhibit 5.1

                              TROUTMAN SANDERS LLP
                                ATTORNEYS AT LAW
                         A LIMITED LIABILITY PARTNERSHIP

                              BANK OF AMERICA PLAZA
                     600 PEACHTREE STREET, N.E. - SUITE 5200
                           ATLANTA, GEORGIA 30308-2216
                             www.troutmansanders.com
                             TELEPHONE: 404-885-3000
                             FACSIMILE: 404-885-3900




                                 August 9, 2004


Gulf Power Company
One Energy Place
Pensacola, Florida  32520

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We are acting as counsel to Gulf Power Company (the "Company") in connection with the preparation of a Registration Statement on Form S-3, including a preliminary prospectus, filed with the Securities and Exchange Commission (the "Commission") on August 9, 2004 (the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (1) Class A Preferred Stock (the "Class A Preferred Stock") to be issued by the Company, (2) Junior Subordinated Notes (the "Junior Subordinated Notes") to be issued by the Company, (3) Trust Preferred Securities to be issued by Gulf Power Capital Trust V and Gulf Power Capital Trust VI, (4) the Company's Guarantees (as defined in the Registration Statement) with respect to such Trust Preferred Securities and (5) Senior Notes (the "Senior Notes") to be issued by the Company. The Junior Subordinated Notes will be issued pursuant to the Subordinated Note Indenture, dated as of January 1, 1997, as supplemented, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Subordinated Note Indenture"), the Guarantees will be issued pursuant to separate guarantee agreements between the Company and the trustees named therein (the "Guarantee Agreements") and the Senior Notes will be issued pursuant to the Senior Note Indenture, dated as of January 1, 1998, as supplemented, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Senior Note Indenture"), in each case in the respective forms filed as exhibits to the Registration Statement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Registration Statement.

         We are of the opinion that, upon compliance with the pertinent provisions of the Act, the Trust Indenture Act of 1939, as amended, and the Public Utility Holding Company Act of 1935, as amended, upon compliance with applicable securities or blue sky laws of various jurisdictions, upon the adoption of appropriate resolutions by the Board of Directors of the Company or a duly authorized committee thereof, and when the Class A Preferred Stock, the Junior Subordinated

               ATLANTA o HONG KONG o LONDON o NORFOLK o RALEIGH o
           RICHMOND TYSONS CORNER o VIRGINIA BEACH o WASHINGTON, D.C.

TROUTMAN SANDERS LLP
          ATTORNEYS AT LAW
   A LIMITED LIABILITY PARTNERSHIP

Gulf Power Company
August 9, 2004
Page 2


Notes, the Guarantees and the Senior Notes have been issued and sold upon the terms specified in an appropriate order of the Florida Public Service
Commission:

                  (1) Upon the granting by the Secretary of State of the State of Maine of an appropriate amendment or amendments to the Restated Articles of Incorporation, as heretofore amended, of the Company (the "Articles of Incorporation") creating one or more series of the Class A Preferred Stock, and when certificates for the Class A Preferred Stock have been executed, countersigned and registered in accordance with such resolutions of the Board of Directors and the By-laws of the Company, the shares of Class A Preferred Stock will be legally issued, fully paid and nonassessable shares of the Company and the holders and owners thereof will be entitled to all rights and preferences set forth in the Articles of Incorporation, as amended.

                  (2) When the Senior Note Indenture and any supplemental indenture to be entered into in connection with the issuance of the Senior Notes, the Subordinated Note Indenture and any supplemental indenture to be entered into in connection with the issuance of the Junior Subordinated Notes or the Guarantee Agreements, as applicable, have been duly executed and delivered by the proper officers of the Company and the trustees named therein, and when the Senior Notes, the Junior Subordinated Notes and the Guarantees, as the case may be, have been executed, authenticated and delivered in accordance with the terms of the Senior Note Indenture, the Subordinated Note Indenture or the Guarantee Agreements, as applicable, the Senior Notes, the Junior Subordinated Notes and the Guarantees will be valid, binding and legal obligations of the Company (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally from time to time in force and to general principles of equity, whether considered in a proceeding at law or in equity).

         In rendering the foregoing opinions with respect to matters of Florida and Maine law, we have relied on the opinion of Beggs & Lane, a Registered Limited Liability Partnership, attached hereto as Annex I. In rendering the foregoing opinions with respect to matters of New York law, we have relied on the opinion of Dewey Ballantine LLP attached hereto as Annex II.

         In connection with the opinions expressed above, we have assumed that, at or prior to the time of the delivery of any such security, (i) the Registration Statement shall have been declared effective and such effectiveness shall not have been terminated or rescinded, (ii) there shall not have occurred any change in law affecting the validity or enforceability of such security, and
(iii) each of the Senior Note Indenture, the Subordinated Note Indenture and the Guarantee Agreements will be the valid and legally binding obligation of the trustees named therein. We

TROUTMAN SANDERS LLP
          ATTORNEYS AT LAW
   A LIMITED LIABILITY PARTNERSHIP


Gulf Power Company
August 9, 2004
Page 3


have also assumed that none of the terms of any security to be established subsequent to the date hereof, nor the issuance and delivery of such security, nor the compliance by the Company with the terms of such security will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company.

         We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Florida, Maine and New York.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the statements with respect to our firm under the caption "Legal Matters" in the prospectus forming part of the Registration Statement. In giving the foregoing consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder. This opinion may not be relied upon by you for any other purpose, or furnished or quoted to or relied upon by any other person for any purpose, without our prior written consent.

                                                     Very truly yours,

                                                     /s/ Troutman Sanders LLP

                                                                        Annex I

                                  Beggs & Lane
                             501 Commendencia Street
                            Pensacola, Florida 32501
                                  850-432-2451



                                 August 9, 2004


Troutman Sanders LLP
600 Peachtree Street, N.E.
Suite 5200
Atlanta, Georgia 30308-2216

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We are acting as general counsel to Gulf Power Company (the "Company") in connection with the preparation of a Registration Statement on Form S-3 (the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of certain securities, including Class A Preferred Stock (the "Class A Preferred Stock") to be issued by the Company. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Registration Statement.

         We are of the opinion that, upon compliance with the pertinent provisions of the Act, the Trust Indenture Act of 1939, as amended, and the Public Utility Holding Company Act of 1935, as amended, upon compliance with applicable securities or blue sky laws of various jurisdictions, and upon the adoption of appropriate resolutions by the Board of Directors of the Company or a duly authorized committee thereof, when the Class A Preferred Stock has been issued and sold upon the terms specified in an appropriate order of the Florida Public Service Commission, upon the granting by the Secretary of State of the State of Maine of an appropriate amendment or amendments to the Restated Articles of Incorporation, as heretofore amended, of the Company (the "Articles of Incorporation") creating one or more series of the Class A Preferred Stock, and when certificates for the Class A Preferred Stock have been executed, countersigned and registered in accordance with such resolutions of the Board of Directors and the By-laws of the Company, the shares of Class A Preferred Stock will be legally issued, fully paid and nonassessable shares of the Company and the holders and owners thereof will be entitled to all rights and preferences set forth in the Articles of Incorporation, as amended.

         In connection with the opinion expressed above, we have assumed that, at or prior to the time of the delivery of any such security, (i) the Registration Statement shall have been declared effective and such effectiveness shall not have been terminated or rescinded and (ii) there shall not have occurred any change in law affecting the validity or enforceability of such security. We have also assumed that none of the terms of any security to be established subsequent to the date hereof, nor the issuance and delivery of such security, nor the compliance by the Company with the terms of such security will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company.

         We are members of the Florida Bar and we do not express any opinion herein concerning any law other than the law of the States of Florida and Maine.

         This opinion is furnished solely for your benefit in connection with your rendering an opinion to the Company to be filed as Exhibit 5.1 to the Registration Statement and we hereby consent to your attaching this opinion as an annex to such opinion. This opinion may not be relied upon by you for any other purpose, or quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent.

                                                     Very truly yours,

                                                     /s/ Beggs & Lane

                              DEWEY BALLANTINE LLP
                           1301 Avenue of the Americas
                          New York, New York 10019-6092
                        tel 212 259-8000 fax 212 259-6333




                                 August 9, 2004


Troutman Sanders LLP
Bank of America Plaza
600 Peachtree Street, N.E.
Suite 5200
Atlanta, Georgia 30308-2216

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We are acting as counsel to the prospective underwriters in connection with the preparation of a Registration Statement on Form S-3, including a preliminary prospectus, filed with the Securities and Exchange Commission (the "Commission") on August 9, 2004 (the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (1) Class A Preferred Stock (the "Preferred Stock"), (2) Junior Subordinated Notes (the "Junior Subordinated Notes") to be issued by Gulf Power Company (the "Company"), (3) Trust Preferred Securities to be issued by Gulf Power Capital Trust V and Gulf Power Capital Trust VI, (4) the Company's Guarantees (as defined in the Registration Statement) with respect to such Trust Preferred Securities and (5) Senior Notes (the "Senior Notes") to be issued by the Company. The Junior Subordinated Notes will be issued pursuant to the Subordinated Note Indenture, dated as of January 1, 1997, as supplemented, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Subordinated Note Indenture"), the Guarantees will be issued pursuant to separate guarantee agreements between the Company and the trustees named therein (the "Guarantee Agreements") and the Senior Notes will be issued pursuant to the Senior Note Indenture, dated as of January 1, 1998, as supplemented, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Senior Note Indenture"), in each case in the respective forms filed as exhibits to the Registration Statement.

         We are of the opinion that, upon compliance with the pertinent provisions of the Act, the Trust Indenture Act of 1939, as amended, and the Public Utility Holding Company Act of 1935, as amended, upon compliance with applicable securities or blue sky laws of various jurisdictions, and upon the adoption of appropriate resolutions by the Board of Directors of the Company or a duly authorized committee thereof, when the Junior Subordinated Notes, the Guarantees and the Senior Notes have been issued and sold upon the terms specified in an appropriate order of the Florida Public Service Commission, when the Subordinated Note



         NEW YORK WASHINGTON, D.C. LOS ANGELES PALO ALTO HOUSTON AUSTIN
                     LONDON WARSAW BUDAPEST PRAGUE FRANKFURT

August 9, 2004
Page 2



Indenture, the Guarantee Agreements and the Senior Note Indenture have been duly executed and delivered by the proper officers of the Company and the trustees named therein, and when the Junior Subordinated Notes, the Guarantees and the Senior Notes have been executed, authenticated and delivered in accordance with the terms of the Subordinated Note Indenture, the Guarantee Agreements and the Senior Note Indenture, as the case may be, the Junior Subordinated Notes, the Guarantees and the Senior Notes will be valid, binding and legal obligations of the Company (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally from time to time in force and to general principles of equity, whether considered in a proceeding at law or in equity).

         In connection with the opinions expressed above, we have assumed that, at or prior to the time of the delivery of any such security (i) the Registration Statement shall have been declared effective and such effectiveness shall not have been terminated or rescinded, (ii) there shall not have occurred any change in law affecting the validity or enforceability of such security, and
(iii) each of the Senior Note Indenture, the Guarantee Agreements and the Subordinated Note Indenture will be the valid and legally binding obligation of the trustees named therein. We have also assumed that none of the terms of any security to be established subsequent to the date hereof, nor the issuance and delivery of such security, nor the compliance by the Company with the terms of such security will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company.

         We are members of the State Bar of New York and we do not express any opinion concerning any law other than the law of the State of New York.

         This opinion is furnished solely for your benefit in connection with your rendering an opinion to the Company to be filed as Exhibit 5.1 to the Registration Statement and we hereby consent to your attaching this opinion as an annex to such opinion. In giving the foregoing consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder. This opinion may not be relied upon by you for any other purpose, or furnished or quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent.

                                                     Very truly yours,

                                                     /s/Dewey Ballantine LLP

                                                     DEWEY BALLANTINE LLP